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                                    FORM OF

                         NOTICE OF GUARANTEED DELIVERY
                           FOR TENDER FOR EXCHANGE OF
                   10.875% SENIOR SUBORDINATED NOTES DUE 2011
            FOR 10.875% SERIES B SENIOR SUBORDINATED NOTES DUE 2011
                                       OF
                           THE WILLIAM CARTER COMPANY

    This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the procedures for delivery by book-entry transfer cannot be completed on a timely basis, (ii) certificates for the Company's (as defined below) 10.875% Senior Subordinated Notes due 2011 (the "Outstanding Notes") are not immediately available or (iii) the Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to State Street Bank and Trust Company (the "Exchange Agent") on or prior to _________, 2001 (the "Expiration Date"). This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus (as defined below)

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       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
            YORK CITY TIME, ON ______________, 2001, UNLESS EXTENDED.
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                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                      STATE STREET BANK AND TRUST COMPANY

              BY HAND DELIVERY, OVERNIGHT COURIER OR REGISTERED OR
                                CERTIFIED MAIL:

                      State Street Bank And Trust Company
                        2 Avenue de Lafayette, 6th Floor
                                Boston, MA 02111
                        Attention: Exchanges/Sandra Wong
                           Facsimile: (617) 662-1452

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    IF YOU HAVE ANY QUESTIONS REGARDING THIS NOTICE OF GUARANTEED DELIVERY OR REQUESTS FOR ADDITIONAL INFORMATION, PLEASE CONTACT THE EXCHANGE AGENT AT 2 AVENUE DE LAFAYETTE, 6TH FLOOR, BOSTON, MA 02111; TELEPHONE (617) 662-1708; FACSIMILE (617) 662-1452.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

    THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.
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LADIES AND GENTLEMEN:

    The undersigned hereby tenders to The William Carter Company, a Massachusetts corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated October __, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus") and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

    All authority herein conferred or agreed to be conferred in this Notice of Guarantee of Delivery and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned and shall not be affected by and shall survive the death or incapacity of the undersigned.

Aggregate Principal Amount Tendered:

-------------------------------------------                 -------------------------------------------
                                                            Name(s) of Registered Holder(s)--Please
                                                            Print
-------------------------------------------                 -------------------------------------------
                                                            Address of Registered Holder(s)
-------------------------------------------                 -------------------------------------------
                                                            Zip Code
                                                            -------------------------------------------
                                                            Area Code and Telephone No.
Check box if Outstanding Notes will be delivered by         -------------------------------------------
book-entry transfer and provide account number.             Name(s) of Authorized Signatory
                                                            -------------------------------------------
                                                            Capacity
/ / The Depository Trust Company
                                                            -------------------------------------------
DTC Account Number: ---------------------                   Address(es) of Authorized Signatory

Date: -------------------------------------                 -------------------------------------------
                                                            Area Code and Telephone No.
                                                            -------------------------------------------

                                                            -------------------------------------------
                                                            Signature(s) of Record Holder or Authorized
                                                            Signatory

                                                            Dated: ------------------------------------

    This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Outstanding Notes tendered hereby exactly as their name(s) appear on the certificates for such Outstanding Notes or on a security position listing such holder(s) as the owner(s) of such Outstanding Notes, or by person(s) authorized to become registered holder(s) of such Outstanding Notes by endorsements and documents submitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in the fiduciary or representative capacity, such person must provide the preceding information and, unless waived by the Company, submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

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                             GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

    The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (1) a bank; (2) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (3) a credit union;
(4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at its address set forth above, either the Outstanding Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof or Agent's Message (as defined in the Letter of Transmittal) in lieu thereof) and any other required documents within five business days after the Expiration Date. The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and the Outstanding Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm:
 ----------------------------------------------------------

Address:
------------------------------------------------------------
                          Zip Code
Area Code and Telephone Number:
 ---------------------------------------

Authorized Signature
Name:
------------------------------------------------------------
------------------------------------------------------------
                    Please Type or Print
Title:
------------------------------------------------------------
Dated: -----------, 2001

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF OUTSTANDING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

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